UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: March 2, 2005

PETsMART, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21888	94-3024325

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

19601 North 27th Avenue, Phoenix, Arizona 85027

(Address of Principal Executive Offices) (Zip Code)

(623) 580-6100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On March 2, 2005, PETsMART, Inc. (the “Company”) issued a press release (the “Press Release”) announcing results for the fiscal year ended January 30, 2005. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

     The information in Item 2.02 of this report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by PETsMART, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)    The Press Release also announced that the Company expects to restate its previously issued financial statements for the fiscal years ended February 2, 2003 and February 1, 2004 and for the quarters ended May 2, 2004, August 1, 2004 and October 31, 2004 to change its method of accounting for certain leases. The restatement of the financial statements for the fiscal years ended February 2, 2003 and February 1, 2004 will be included in the Company's Annual Report on Form 10-K for the year ended January 30, 2005, which is expected to be filed by approximately April 12, 2005. The restatement of the financial statements for the first three quarters of fiscal 2004 will be included in the Quarterly Reports on Form 10-Q for the comparable quarterly periods of fiscal 2005.

         The Company consulted with its audit committee and the Company’s independent registered public accounting firm in identifying this issue and the audit committee concluded in a meeting held on March 1, 2005 that the historical financial statements for the periods identified above and for prior periods should no longer be relied upon.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number	Description
Exhibit 99.1	Press Release entitled “PETsMART Reports Preliminary Unaudited 2004 Results,” dated March 2, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETsMART, Inc.
	By:	/s/ Timothy E. Kullman
Dated: March 2, 2005		Timothy E. Kullman
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Press Release entitled “PETsMART Reports Preliminary Unaudited 2004 Results,” dated March 2, 2005.